UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): March 4, 2009

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1661 Worthington Road, Suite 100, West Palm Beach, Florida		33409

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 3, 2009, the Chairman and Chief Executive Officer of Ocwen Financial Corporation, William C. Erbey, sent a letter to the President of the United States of America in support of the Homeowner Affordability and Stability Plan.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

The following exhibits are filed as part of this report:

          99.1      Letter on behalf of the Registrant dated March 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

By:	/s/ Ronald M. Faris

Ronald M. Faris
President
(On behalf of the Registrant)

Date: March 4, 2009